SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report: June 17, 1998 (Date of earliest event reported) ABN AMRO Mortgage Corporation(as depositor under the Pooling and Servicing Agreement,dated as of June 1, 1998 providing for, inter alia, the issuance of ABN AMRO Mortgage Corporation Mortgage Pass-through Certificates Series 1998-2) Delaware (State or other jurisdiction of organization) 333-42127-02 (Commission File No.) 363886007 (I.R.S. Employer Identification No.) 181 West Madison Street Chicago, Illinois 60602 (Address of principal executive offices) (Zip Code) Registrant's Telephone Number, including area code (248) 643-2530 ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS (c) Exhibits Exhibit No. Description 99.1 Monthly distribution report pursuant to Section 4.02 of the Pooling and Servicing Agreement for the distribution on November 26, 2001. Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized. LASALLE BANK N.A., IN ITS CAPACITY AS AGENT FOR THE TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF ABN AMRO Mortgage Corporation, REGISTRANT By: /s/ Russell Goldenberg Russell Goldenberg, Group Senior Vice President Dated: November 26, 2001 ABN AMRO LaSalle Bank N.A. Administrator: Tedd Novak (800) 246-5761 135 S. LaSalle Street Suite 1625 Chicago, IL 60603-4159 ABN AMRO Mortgage Corporation (LaSalle Home Mortgage Corporation, as Servicer) Multi-Class Mortgage Pass-Through Certificates Series 1998-2 Payment Date: 11/26/01 Prior Payment: 10/25/01 Record Date: 10/31/01 WAC: 7.277510% WAMM: 291 Number Of Pages Table Of Contents 1 REMIC Certificate Report 3 Other Related Information 2 Asset Backed Facts Sheets 3 Delinquency Loan Detail Total Pages Included In This Package 9 LaSalle Web Site www.etrustee.ne 0 0 0 0 Monthly Data File Name: ABN98002_200111 ABN AMRO Acct: 67-7966-30-1 Original Opening Principal Class Face Value (1) Balance Payment CUSIP Per $1,000 Per $1,000 Per $1,000 IA-1 85,806,003.00 95,677,183.29 113,78 00077BBV4 1000.000000000 1115.040672504 1.326040673 IA-2 42,000,000.00 0.00 00077BAX1 1000.000000000 0.000000000 0.000000000 IA-3 22,300,000.00 00077BAY9 1000.000000000 0.000000000 0.000000000 IA-4 17,651,035.00 10,110,83 209,82 00077BAZ6 1000.000000000 572.818284594 11.887512545 IA-5 71,376,367.00 14,623,61 3,072,834 00077BBA0 1000.000000000 204.880396196 43.051142964 IA-6 5,754,681.00 00077BBB8 1000.000000000 0.000000000 0.000000000 IA-7 9,443,982.00 8,850,2 1993114.74 00077BBC6 1000.000000000 937.130249719 211.046012159 IA-8 25,960,631.00 25,960,63 0.00 00077BBD4 1000.000000000 1000.000000000 0.000000000 IA-9 40,000,000.00 40,000,00 0.00 00077BBE2 1000.000000000 1000.000000000 0.000000000 IA-10 28,500,000.00 13,433,22 586,58 00077BBF9 1000.000000000 471.341192632 20.581803860 IA-11 1,430,000.00 1,430,0 0.00 00077BBG7 1000.000000000 1000.000000000 0.000000000 IA-12 9,500,000.00 9,500,0 0.00 00077BBH5 1000.000000000 1000.000000000 0.000000000 IA-13 9,995,480.00 9,995,4 0.00 00077BBJ1 1000.000000000 1000.000000000 0.000000000 IA-14 50,529,404.00 26,459,88 937,07 00077BBK8 1000.000000000 523.653199432 18.545186878 IA-X 12,784,321.00 6,912,6 0.00 00077BBL6 1000.000000000 540.713165200 0.000000000 Principal Negative Closing Class Adj. or Loss Amortization Balance CUSIP Per $1,000 Per $1,000 Per $1,000 IA-1 0.00 517,012.15 96,080,413.19 00077BBV4 0.000000000 6.025361069 1119.739992900 IA-2 0.00 0.00 00077BAX1 0.000000000 0.000000000 0.000000000 IA-3 0.00 0.00 00077BAY9 0.000000000 0.000000000 0.000000000 IA-4 0.00 0.00 9,901,008 00077BAZ6 0.000000000 0.000000000 560.93077205 IA-5 0.00 0.00 11,550,784. 00077BBA0 0.000000000 0.000000000 161.829253232 IA-6 0.00 0.00 00077BBB8 0.000000000 0.000000000 0.000000000 IA-7 0.00 0.00 6,857,126 00077BBC6 0.000000000 0.000000000 726.084237560 IA-8 0.00 0.00 25,960,631. 00077BBD4 0.000000000 0.000000000 1000.000000000 IA-9 0.00 0.00 40,000,000. 00077BBE2 0.000000000 0.000000000 1000.000000000 IA-10 0.00 0.00 12,846,642. 00077BBF9 0.000000000 0.000000000 450.759388772 IA-11 0.00 0.00 1,430,000 00077BBG7 0.000000000 0.000000000 1000.000000000 IA-12 0.00 0.00 9,500,000 00077BBH5 0.000000000 0.000000000 1000.000000000 IA-13 0.00 0.00 9,995,480 00077BBJ1 0.000000000 0.000000000 1000.000000000 IA-14 0.00 0.00 25,522,806. 00077BBK8 0.000000000 0.000000000 505.108012554 IA-X 0.00 0.00 6,708,088 00077BBL6 0.000000000 0.000000000 524.712107876 Interest Interest Pass-Through Class Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Next Rate (3) IA-1 71,744.26 0.00 0.073842861 00077BBV4 0.836121687 0.000000000 0.070122104 IA-2 0.00 0.00 0.064000000 00077BAX1 0.000000000 0.000000000 0.064 IA-3 0.00 0.00 0.064000000 00077BAY9 0.000000000 0.000000000 0.064 IA-4 53,924.46 0.00 0.064000000 00077BAZ6 3.055031051 0.000000000 0.064 IA-5 85,304.44 0.00 0.070000000 00077BBA0 1.195135639 0.000000000 0.07 IA-6 0.00 0.00 0.070000000 00077BBB8 0.000000000 0.000000000 0.07 IA-7 47,201.29 0.00 0.064000000 00077BBC6 4.998028374 0.000000000 0.064 IA-8 138,456.70 0.00 0.064000000 00077BBD4 5.333333385 0.000000000 0.064 IA-9 213,333.33 0.00 0.064000000 00077BBE2 5.333333250 0.000000000 0.064 IA-10 75,561.88 0.00 0.0675 00077BBF9 2.651294035 0.000000000 0.0675 IA-11 8,043.75 0.00 0.0675 00077BBG7 5.625000000 0.000000000 0.0675 IA-12 53,437.50 0.00 0.0675 00077BBH5 5.625000000 0.000000000 0.0675 IA-13 56,224.58 0.00 0.0675 00077BBJ1 5.625000500 0.000000000 0.0675 IA-14 148,836.85 0.00 0.0675 00077BBK8 2.945549288 0.000000000 0.0675 IA-X 38,883.66 0.00 0.0675 00077BBL6 3.041511552 0.000000000 0.0675 ABN AMRO Acct: 67-7966-30-1 Original Opening Principal Class Face Value (1) Balance Payment CUSIP Per $1,000 Per $1,000 Per $1,000 IIA-1 37,595,583.00 20,758,437.05 326,540.76 00077BBN2 1000.000000000 552.150954808 8.685615010 IIA-X 1,507,139.00 631,4 0.00 00077BBP7 1000.000000000 418.956949966 0.000000000 IIA-P 352,210.00 239,983.73 1,367.39 00077BBQ5 1000.000000000 681.365463786 3.882314528 M 8,829,808.00 8,409,835.20 12,387.18 00077BBR3 1000.000000000 952.436927281 1.402882146 B-1 4,215,000.00 4,014,521.67 5,913.15 00077BBS1 1000.000000000 952.436932384 1.402882562 B-2 1,989,733.00 1,895,095.20 2,791.36 00077BBT9 1000.000000000 952.436935006 1.402881693 B-3 2,147,792.00 2,045,636.42 3,013.10 00077BBW2 1000.000000000 952.436930578 1.402882588 B-4 954,574.00 909,171.54 1,339.16 00077BBX0 1000.000000000 952.436940457 1.402887571 B-5 954,573.94 909,171.47 1,339.16 00077BBY8 1000.000000000 952.436926992 1.402887659 R (Component R- 100.00 0.00 0.00 9ABSB500 1000.000000000 0.000000000 0.000000000 Principal Negative Closing Class Adj. or Loss Amortization Balance CUSIP Per $1,000 Per $1,000 Per $1,000 IIA-1 0.00 0.00 20,431,896.29 00077BBN2 0.000000000 0.000000000 543.4653398 IIA-X 0.00 0.00 612,269.40 00077BBP7 0.000000000 0.000000000 406.2461364 IIA-P 0.00 0.00 238,616.34 00077BBQ5 0.000000000 0.000000000 677.4831493 M 0.00 0.00 8,397,448.02 00077BBR3 0.000000000 0.000000000 951.0340451 B-1 0.00 0.00 4,008,608.52 00077BBS1 0.000000000 0.000000000 951.0340498 B-2 0.00 0.00 1,892,303.84 00077BBT9 0.000000000 0.000000000 951.0340533 B-3 0.00 0.00 2,042,623.32 00077BBW2 0.000000000 0.000000000 951.034048 B-4 0.00 0.00 907,832.38 00077BBX0 0.000000000 0.000000000 951.0340529 B-5 0.00 0.00 907,832.31 00077BBY8 0.000000000 0.000000000 951.0340393 R (Component R- 0.00 0.00 0.00 9ABSB500 0.000000000 0.000000000 0.000000000 Interest Interest Pass-Through Class Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Next Rate (3) IIA-1 112,441.53 0.00 6.500000000% 00077BBN2 2.990817565 0.000000000 6.500000000% IIA-X 3,420.23 0.00 6.500000000% 00077BBP7 2.269352727 0.000000000 6.500000000% IIA-P 0.00 0.00 00077BBQ5 0.000000000 0.000000000 M 47,175.03 0.00 6.731409100% 00077BBR3 5.342701676 0.000000000 7.012210360% B-1 22,519.49 0.00 6.731409100% 00077BBS1 5.342702254 0.000000000 7.012210360% B-2 10,630.55 0.00 6.731409100% 00077BBT9 5.342701759 0.000000000 7.012210360% B-3 11,475.01 0.00 6.731409100% 00077BBW2 5.342700783 0.000000000 7.012210360% B-4 5,100.00 0.00 6.731409100% 00077BBX0 5.342697371 0.000000000 7.012210360% B-5 5,099.90 0.00 6.731409100% 00077BBY8 5.342592948 0.000000000 7.012210360% R (Component R- 10.68 0.00 6.750000000% 9ABSB500 106.80 0.000000000 6.750000000% ABN AMRO Acct: 67-7966-30-1 Original Opening Principal Class Face Value (1) Balance Payment CUSIP Per $1,000 Per $1,000 Per $1,000 REMIC 1 Interes477,286,956.94 295,222,949.82 6,750,895.81 None 1000.000000000 618.543929448 14.144312372 R (Component R- 0.00 0.00 0.00 9ABSB500 1000.000000000 0.000000000 0.000000000 Principal Negative Closing Class Adj. or Loss Amortization Balance CUSIP Per $1,000 Per $1,000 Per $1,000 REMIC 1 Interes 0.00 0.00 288,472,054.01 None 0.000000000 0.000000000 604.399617076 R (Component R- 0.00 0.00 0.00 9ABSB500 0.000000000 0.000000000 0.000000000 Interest Interest Pass-Through Class Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Next Rate (3) REMIC 1 Interes 1,725,826.67 0.00 7.015010210% None 3.61590998 0.00000000 7.012210360% R (Component R- 10.79 0.00 9ABSB500 0.00002261 0.00000000 Other Related Information Accrued ReimbursemeNet Prior Class Certificatof Prior Prepayment Unpaid Interest Losses Int. ShortfalInterest IA-1 588,756. 0.00 0.00 0.00 IA-2 0.00 0.00 0.00 IA-3 0.00 0.00 0.00 IA-4 53,924. 0.00 0.00 0.00 IA-5 85,304. 0.00 0.00 0.00 IA-6 0.00 0.00 0.00 IA-7 47,201. 0.00 0.00 0.00 IA-8 138,456. 0.00 0.00 0.00 IA-9 213,333. 0.00 0.00 0.00 IA-10 75,561. 0.00 0.00 0.00 IA-11 8,043 0.00 0.00 0.00 IA-12 53,437. 0.00 0.00 0.00 IA-13 56,224. 0.00 0.00 0.00 IA-14 148,836. 0.00 0.00 0.00 IA-X 38,883. 0.00 0.00 0.00 IIA-1 112,441. 0.00 0.00 0.00 IIA-X 3,420 0.00 0.00 0.00 IIA-P 0.00 0.00 0.00 0.00 M 47,175. 0.00 0.00 0.00 B-1 22,519. 0.00 0.00 0.00 B-2 10,630. 0.00 0.00 0.00 B-3 11,475. 0.00 0.00 0.00 B-4 5,100 0.00 0.00 0.00 B-5 5,100 0.00 0.00 0.00 R (Compone 0.00 0.00 0.00 Total 1725837.47 0.00 0.00 0.00 Ending Actual Class Unpaid Interest Distribution Interest Loss of Interest IA-1 0.00 0.00 588,756.41 IA-2 0.00 0.00 0.00 IA-3 0.00 0.00 0.00 IA-4 0.00 0.00 53,924.46 IA-5 0.00 0.00 85,304.44 IA-6 0.00 0.00 0.00 IA-7 0.00 0.00 47,201.29 IA-8 0.00 0.00 138,456.70 IA-9 0.00 0.00 213,333.33 IA-10 0.00 0.00 75,561.88 IA-11 0.00 0.00 8,043.75 IA-12 0.00 0.00 53,437.50 IA-13 0.00 0.00 56,224.58 IA-14 0.00 0.00 148,836.85 IA-X 0.00 0.00 38,883.66 IIA-1 0.00 0.00 112,441.53 IIA-X 0.00 0.00 3,420.23 IIA-P 0.00 0.00 0.00 M 0.00 0.00 47,175.03 B-1 0.00 0.00 22,519.49 B-2 0.00 0.00 10,630.55 B-3 0.00 0.00 11,475.01 B-4 0.00 0.00 5,100.00 B-5 0.00 0.00 5,100.00 R (Compone 0.00 0.00 10.78 Total 0.00 0.00 1,725,837.47 Advances Prior Outstanding Principal Interest Servicer 22121.42 132629.61 Trustee: 0.00 0.00 Fiscal Ag 0.00 0.00 22121.42 132629.61 Current Period Principal Interest Servicer 4,076.68 22,832.30 Trustee: 0.00 0.00 Fiscal Ag 0.00 0.00 4,076.68 22,832.30 Recovered Principal Interest Servicer 3,489.11 14,977.18 Trustee: 0.00 0.00 Fiscal Ag 0.00 0.00 3,489.11 14,977.18 Outstanding Principal Interest Servicer 22,708.99 140,484.73 Trustee: 0.00 0.00 Fiscal Ag 0.00 0.00 22,708.99 140,484.73 Other Related Information Summary of REO Properties # Property Principal Name Date of REOBalance Book Value 10 20 30 40 50 # Property Date of FinAmount Aggregate Other Name Recovery of Proceeds Rev. Collected 10 20 30 40 50 Summary of Repurchased, Liquidated or Disposed Lo Property Principal # Name Loan NumberBalance Book Value 10 20 30 40 50 Property # Name 10 20 30 40 50 Asset Backed Facts - Pool Total DistributiDelinq 1 Month Delinq 2 Months Date # Balance # Balance 11/26/01 1 236,235 0 0 0.10% 0.08% 0.00% 0.00% 10/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 09/25/01 1 547,917 0 0 0.10% 0.18% 0.00% 0.00% 08/27/01 2 453,345 0 0 0.19% 0.15% 0.00% 0.00% 07/25/01 1 237,198 1 234,906 0.10% 0.08% 0.10% 0.07% 06/25/01 2 586,203 0 0 0.19% 0.18% 0.00% 0.00% 05/25/01 3 803,543 1 405,997 0.27% 0.24% 0.09% 0.12% 04/25/01 3 959,911 0 0 0.27% 0.28% 0.00% 0.00% 03/26/01 2 654,404 2 474,049 0.18% 0.19% 0.18% 0.14% 02/26/01 3 862,148 2 493,215 0.26% 0.25% 0.17% 0.14% 01/25/01 2 493,691 0 0 0.17% 0.14% 0.00% 0.00% 12/26/00 0 0 2 476,518 0.00% 0.00% 0.17% 0.14% 11/27/00 2 476,998 0 0 0.17% 0.14% 0.00% 0.00% 10/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 09/25/00 0 0 1 321,131 0.00% 0.00% 0.09% 0.09% 08/25/00 0 0 1 321,409 0.00% 0.00% 0.08% 0.09% DistributiDelinq 3+ Months Foreclosure/Bankruptcy Date # Balance # Balance 11/26/01 2.00 640,728 2 470,108 0.21% 0.22% 0.21% 0.16% 10/25/01 2.00 641,393 2 470,612 0.20% 0.22% 0.20% 0.16% 09/25/01 2.00 642,054 1 234,393 0.20% 0.21% 0.10% 0.08% 08/27/01 3.00 903,670 1 237,919 0.29% 0.29% 0.10% 0.08% 07/25/01 3.00 904,584 1 317,636 0.29% 0.29% 0.10% 0.10% 06/25/01 3.00 905,493 3 791,511 0.28% 0.28% 0.28% 0.24% 05/25/01 1.00 238,660 4 1,054,048 0.09% 0.07% 0.36% 0.32% 04/25/01 1.00 238,904 4 1,055,097 0.09% 0.07% 0.36% 0.31% 03/26/01 3.00 820,826 2 557,977 0.26% 0.24% 0.18% 0.16% 02/26/01 2.00 559,104 2 558,512 0.17% 0.16% 0.17% 0.16% 01/25/01 3.00 879,047 2 559,044 0.26% 0.25% 0.17% 0.16% 12/26/00 2.00 639,993 0 0 0.17% 0.18% 0.00% 0.00% 11/27/00 2.00 640,564 0 0 0.17% 0.18% 0.00% 0.00% 10/25/00 2.00 641,132 0 0 0.17% 0.18% 0.00% 0.00% 09/25/00 1.00 320,565 1 56,179 0.09% 0.09% 0.09% 0.02% 08/25/00 1.00 320,848 1 58,208 0.08% 0.09% 0.08% 0.02% DistributiREO Modifications Date # Balance # Balance 11/26/01 2 576,577 0 0 0.21% 0.20% 0.00% 0.00% 10/25/01 2 577,152 0 0 0.20% 0.20% 0.00% 0.00% 09/25/01 2 577,724 0 0 0.20% 0.19% 0.00% 0.00% 08/27/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 07/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 06/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 05/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 04/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 03/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 02/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 01/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 12/26/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 11/27/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 10/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 09/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 08/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% DistributiPrepayments Curr Weighted Avg. Date # Balance Coupon Remit 11/26/01 23 6,120,023 7.2775% 7.0150% 2.38%0.021215172 10/25/01 19 6,066,979 7.2797% 7.0172% 1.92%0.020550372 09/25/01 28 8,590,188 7.2798% 7.0173% 2.78%0.028430222 08/27/01 15 4,422,071 7.2823% 7.0198% 1.45%0.014203733 07/25/01 28 8,133,220 7.2858% 7.0233% 2.66% 0.02571747 06/25/01 21 5,890,596 7.2879% 7.0254% 1.94%0.018127436 05/25/01 18 4,810,904 7.2896% 7.0271% 1.63%0.014493219 04/25/01 18 5,691,116 7.2918% 7.0293% 1.61% 0.0168697 03/26/01 8 2,141,417 7.2923% 7.0298% 0.70%0.006231808 02/26/01 4 1,325,531 7.2923% 7.0298% 0.35%0.003826215 01/25/01 8 1,983,579 7.2924% 7.0299% 0.70%0.005694428 12/26/00 2 535,962 7.2923% 7.0298% 0.17% 0.00152723 11/27/00 8 2,684,970 7.2921% 7.0296% 0.69%0.007625376 10/25/00 5 1,232,673 7.2917% 7.0292% 0.43%0.003468096 09/25/00 6 1,962,347 7.2921% 7.0296% 0.51% 0.00549043 08/25/00 7 2,033,075 7.2925% 7.0300% 0.59%0.005648099 Asset Backed Facts - Group 1 Total DistributiDelinq 1 Month Delinq 2 Months Date # Balance # Balance 11/26/01 1 236,235 0 0 0.11% 0.09% 0.00% 0.00% 10/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 09/25/01 1 547,917 0 0 0.11% 0.19% 0.00% 0.00% 08/27/01 2 453,345 0 0 0.21% 0.15% 0.00% 0.00% 07/25/01 1 237,198 1 234,906 0.10% 0.08% 0.10% 0.08% 06/25/01 2 586,203 0 0 0.20% 0.19% 0.00% 0.00% 05/25/01 3 803,543 1 405,997 0.29% 0.26% 0.10% 0.13% 04/25/01 3 959,911 0 0 0.29% 0.30% 0.00% 0.00% 03/26/01 2 654,404 2 474,049 0.19% 0.20% 0.19% 0.15% 02/26/01 3 862,148 2 493,215 0.28% 0.27% 0.19% 0.15% 01/25/01 2 493,691 0 0 0.19% 0.15% 0.00% 0.00% 12/26/00 0 0 2 476,518 0.00% 0.00% 0.19% 0.15% 11/27/00 2 476,998 0 0 0.19% 0.15% 0.00% 0.00% 10/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 09/25/00 0 0 1 321,131 0.00% 0.00% 0.09% 0.10% 08/25/00 0 0 1 321,409 0.00% 0.00% 0.09% 0.10% DistributiDelinq 3+ Months Foreclosure/Bankruptcy Date # Balance # Balance 11/26/01 2 640,728 2 470,108 0.22% 0.23% 0.22% 0.17% 10/25/01 2 641,393 2 470,612 0.22% 0.23% 0.22% 0.17% 09/25/01 2 642,054 1 234,393 0.21% 0.22% 0.11% 0.08% 08/27/01 3 903,670 1 237,919 0.31% 0.31% 0.10% 0.08% 07/25/01 3 904,584 1 317,636 0.30% 0.30% 0.10% 0.11% 06/25/01 3 905,493 3 791,511 0.30% 0.29% 0.30% 0.26% 05/25/01 1 238,660 4 1,054,048 0.10% 0.08% 0.39% 0.34% 04/25/01 1 238,904 4 1,055,097 0.10% 0.08% 0.38% 0.33% 03/26/01 3 820,826 2 557,977 0.29% 0.26% 0.19% 0.17% 02/26/01 2 559,104 2 558,512 0.19% 0.17% 0.19% 0.17% 01/25/01 3 879,047 0 0 0.28% 0.27% 0.00% 0.00% 12/26/00 2 639,993 0 0 0.19% 0.20% 0.00% 0.00% 11/27/00 2 640,564 0 0 0.19% 0.20% 0.00% 0.00% 10/25/00 2 641,132 0 0 0.19% 0.19% 0.00% 0.00% 09/25/00 1 320,565 1 56,179 0.09% 0.10% 0.09% 0.02% 08/25/00 1 320,848 1 58,208 0.09% 0.10% 0.09% 0.02% DistributiREO Modifications Date # Balance # Balance 11/26/01 2 576,577 0 0 0.22% 0.21% 0.00% 0.00% 10/25/01 2 577,152 0 0 0.22% 0.21% 0.00% 0.00% 09/25/01 2 577,724 0 0 0.21% 0.20% 0.00% 0.00% 08/27/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 07/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 06/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 05/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 04/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 03/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 02/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 01/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 12/26/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 11/27/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 10/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 09/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 08/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% DistributiPrepayments Curr Weighted Avg. Date # Balance Coupon Remit 11/26/01 22 5,911,059 7.3103% 7.0478% 2.43% 2.17% 10/25/01 18 5,866,725 7.3124% 7.0499% 1.95% 2.10% 09/25/01 25 7,903,126 7.3122% 7.0497% 2.63% 2.75% 08/27/01 15 4,422,071 7.3145% 7.0520% 1.56% 1.51% 07/25/01 27 7,698,929 7.3177% 7.0552% 2.72% 2.56% 06/25/01 19 5,366,560 7.3201% 7.0576% 1.88% 1.75% 05/25/01 17 4,592,191 7.3219% 7.0594% 1.65% 1.47% 04/25/01 15 4,567,378 7.3241% 7.0616% 1.44% 1.44% 03/26/01 7 1,753,453 7.3249% 7.0624% 0.67% 0.55% 02/26/01 4 1,325,531 7.3249% 7.0624% 0.38% 0.41% 01/25/01 7 1,917,600 7.3250% 7.0625% 0.66% 0.59% 12/26/00 2 535,962 7.3249% 7.0624% 0.19% 0.17% 11/27/00 8 2,684,970 7.3246% 7.0621% 0.75% 0.82% 10/25/00 4 895,622 7.3246% 7.0621% 0.37% 0.27% 09/25/00 6 1,962,347 7.3250% 7.0625% 0.56% 0.59% 08/25/00 7 2,033,075 7.3257% 7.0632% 0.64% 0.61% Asset Backed Facts - Group 2 Total DistributiDelinq 1 Month Delinq 2 Months Date # Balance # Balance 11/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 10/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 09/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 08/27/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 07/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 06/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 05/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 04/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 03/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 02/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 01/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 12/26/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 11/27/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 10/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 09/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 08/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% DistributiDelinq 3+ Months Foreclosure/Bankruptcy Date # Balance # Balance 11/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 10/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 09/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 08/27/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 07/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 06/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 05/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 04/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 03/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 02/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 01/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 12/26/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 11/27/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 10/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 09/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 08/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% DistributiREO Modifications Date # Balance # Balance 11/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 10/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 09/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 08/27/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 07/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 06/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 05/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 04/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 03/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 02/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 01/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 12/26/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 11/27/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 10/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 09/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 08/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% DistributiPrepayments Curr Weighted Avg. Date # Balance Coupon Remit 11/26/01 1 208,965 6.8764% 6.6139% 1.20% 0.94% 0.00% 0.00% 10/25/01 1 200,254 6.8765% 6.6140% 1.19% 0.88% 0.00% 0.00% 09/25/01 3 687,062 6.8829% 6.6204% 3.45% 2.92% 0.00% 0.00% 08/27/01 0 0 6.8829% 6.6204% 0.00% 0.00% 0.00% 0.00% 07/25/01 1 434,291 6.8896% 6.6271% 1.14% 1.79% 0.00% 0.00% 06/25/01 2 524,037 6.8906% 6.6281% 2.22% 2.11% 0.00% 0.00% 05/25/01 1 218,713 6.8906% 6.6281% 1.10% 0.87% 0.00% 0.00% 04/25/01 3 1,123,738 6.9063% 6.6438% 3.19% 4.24% 0.00% 0.00% 03/26/01 1 387,963 6.9077% 6.6452% 1.05% 1.43% 0.00% 0.00% 02/26/01 0 0 6.9077% 6.6452% 0.00% 0.00% 0.00% 0.00% 01/25/01 1 65,979 6.9079% 6.6454% 1.04% 0.24% 0.00% 0.00% 12/26/00 0 0 6.9076% 6.6451% 0.00% 0.00% 0.00% 0.00% 11/27/00 0 0 6.9076% 6.6451% 0.00% 0.00% 0.00% 0.00% 10/25/00 1 337,051 6.9073% 6.6448% 1.03% 1.19% 0.00% 0.00% 09/25/00 0 0 6.9073% 6.6448% 0.00% 0.00% 0.00% 0.00% 08/25/00 0 0 6.9052% 6.6427% 0.00% 0.00% 0.00% 0.00%